SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[  ]         Preliminary Proxy Statement
[  ]         Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]         Definitive Proxy Statement
[X]         Definitive Additional Materials
[  ]         Soliciting Material Pursuant to Section 240.14a-12

Old Mutual Funds II
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(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies: ______.

3.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _______.

4.	Proposed maximum aggregate value of transaction: _______.

Total fee paid: _______.

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

5.	Amount Previously Paid:

6.	Form, Schedule or Registration Statement No.: Total fee paid: _________.

7.	Filing Party:

8.	Date Filed: February 25, 2010

Please vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232
	CALL:	To vote by phone call toll-free 1-800-791-3320 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.kingproxy.com/oldmutual and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

INSTRUCTIONS SOLICITED ON BEHALF OF THE INSURANCE COMPANY (FUND NAME) OLD MUTUAL FUNDS II “INSURANCE COMPANY NAME PRINTS HERE”
VOTING INSTRUCTIONS
The undersigned, an owner of or participant in an annuity or life insurance Contract issued by the above referenced insurance company (the “Insurance Company”), hereby instructs the Insurance Company to vote its shares in the above referenced fund, which are attributable to the undersigned’s participation in the Contract at the Meeting of Shareholders to be held at the offices of Old Mutual Capital, Inc., 4643 South Ulster Street, 7th Floor, Denver, Colorado 80237, on April 19, 2010 at 10:00 a.m. Mountain time, and at any adjournments or postponements thereof, as fully as the undersigned would be entitled to vote if personally present. The shares attributable to the undersigned’s participation in the Contract will be voted as indicated on the reverse of this instruction card. The proposal set forth on the reverse of this instruction card have been proposed by the above referenced fund’s Board of Trustees. If this card is signed and dated but gives no voting instructions, the shares will be voted “FOR” the Proposal. The Insurance Company is instructed in its discretion to vote upon such other matters as may come before the meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE Dated __________________

CONTRACT OWNER (AND CO-OWNER) SIGN HERE (Please sign in the Box)

Please sign this card exactly as your name or names appear hereon.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

OMFII-C-1.02

WHEN THIS INSTRUCTION CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF THIS INSTRUCTION CARD IS PROPERLY EXECUTED AND NO SPECIFICATIONS ARE MADE, THIS INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■			FOR all nominees listed (except as noted on the line at left)	WITHHOLD authority to vote for all nominees
1.	To elect five Trustees as members of the Old Mutual Funds II Board of Trustees:		☐	☐
	(01) L. Kent Moore	(04) Jarrett B. Kling
	(02) John R. Bartholdson	(05) Thomas M. Turpin
(03) Robert M. Hamje

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

This voting instruction card may be revoked by the Contractholder at any time prior to the Meeting.
This proxy is solicited by the Board of Trustees, which recommends voting “FOR” the proposal.

Important Notice Regarding The Availability of Proxy Materials for the Meeting to be Held on April 19, 2010:
The proxy statement is available online at www.kingproxy.com/oldmutual

		Please be sure to sign and date this card	OWFII-C-1.02